UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2008

NP Capital Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-148155	20-5241121
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	IRS Employer Identification Number)

818 A1A North
Suite 201
Ponte Vedra Beach, Florida 32082
(Address of principal executive offices)

(904) 280-2669
 (Registrant's telephone number, including area code)

Copies to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
110 Wall Street, 11th Floor
New York, New York 10005
Phone: (516) 833-5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 15, 2008, David Fann and Michael Dodak resigned as VP of Corporate Communications and VP of Corporate Development of NP Capital Corp. (the “Company”), respectively.  Messrs Dodak and Fann will continue to serve as directors and consultants of the Company.

Item 8.01                      Other Events

Effective July 15, 2008, the Company’s common stock was accepted for quotation on the Over the Counter Bulletin Board under the symbol “NPCX”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NP CAPITAL CORP.

July 16, 2008	By:	/s/ Bradley Holt
Bradley Holt
Chief Executive Officer

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